Exhibit 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Jayme Dorrough, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Techlabs, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Techlabs, Inc.

August 12, 2002

                                 By: /S/JAYME DORROUGH
                                     ------------------
                                 Name: Jayme Dorrough
                                 Title: President, Principal Executive
                                        Officer and Principal Accounting Officer